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                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Techlabs, Inc. of our report dated March 17, 1999, (and to all references to our firm) included in or made part of the Registration Statement on Form 10SB (File No. 000-26233) of Techlabs, Inc.




                                                  /s/ Reel & Swafford, PLLC

Knoxville, Tennessee
February 7, 2000